UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2004 (December 9, 2004)

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036

(Address of principal executive offices) (Zip Code)

(517) 278-4566

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On December 9, 2004, Monarch Community Bancorp, Inc. entered into a Settlement Agreement and Mutual Release with the Company’s former President and Chief Executive Officer, John R. Schroll (“Schroll”). The agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The material terms of the agreement are as follows (terms not defined below, have the meanings ascribed to them in the agreement):

1.	Agreements of Schroll. In consideration of the agreements of both Monarch Community Bank (“Bank”) and Monarch Community Bancorp, Inc. (“Bancorp”), as the case may be, contained herein Schroll agrees as follows:

A.	To accept the Payments, Personal Property and Benefits (as each are hereinafter defined) from both Bank and Bancorp, as the case may be, as a full and final satisfaction of the Dispute.

B.	Simultaneously with the execution hereof, to sign Exhibit A hereto whereby he will immediately resign from the Board of Directors of Bancorp and all of its affiliates.

C.	To execute all documents necessary in order to effectuate the terms of this Agreement.

D.	To dismiss, with prejudice and without cost or attorney fees to any Party, the Lawsuit.

2.	Agreements of Bank and/or Bancorp. In consideration of the agreements of Schroll contained herein, Bank and/or Bancorp, as the case may be, agree as follows:

A.	To transmit and/or provide to Schroll the following: (i) payment(s) (individually, a “Payment” and collectively, the “Payments”), (ii) personal property (“Personal Property”) and (iii) benefits (individually a “Benefit” and collectively the “Benefits”) in the following amounts and manner:

•	Continue to make consecutive weekly salary payments in the amount of $2,865.39 commencing on August 22, 2004 with a final weekly payment to be made on January 7, 2005.*

•	A lump-sum salary payment of $177,654.18 on or about January 14, 2005.* For the purposes of the provisions of the Michigan Employment Security Act, MCL 408.31, et seq., as amended, and any related regulations, this payment shall be considered a severance payment which is allocated equally to each week from January 14, 2005 to March 18, 2006, inclusive.

•	Transfer of Bank’s Chevrolet Suburban automobile (“Vehicle”) and a one-time payment in the amount of $1,312.72 for both the transfer of title and registration of the Vehicle.+

•	A one-time lump-sum discretionary bonus payment in the amount of $35,774.00.+

•	Ongoing health insurance coverage for both Schroll and his family until March 18, 2006 under Bank’s health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), at Bancorp’s or Bank’s expense, except that Schroll will pay that portion of the premium which other senior management employees of Bank are required to pay. If through no fault of Schroll, COBRA coverage becomes unavailable, Bancorp or Bank will provide substitute coverage identical or substantially identical to the health insurance coverage that both Schroll and his family received prior to Schroll’s without-cause termination from both Bank and Bancorp.*

•	A one-time OnStar® reimbursement in the amount of $199.00.+

•	In lieu of ongoing long-term disability insurance coverage, a one-time $2,500.00 payment.*

•	Conveyance of both the (i) Computer and (ii) Palm Pilot that were furnished to Schroll by the Bank during his employment.+

•	A one-time life insurance coverage payment in the amount of $1,606.83.*

•	A one-time payment in the amount of $10,000.00 to be applied by Schroll to his outstanding legal fees.+

•	A one-time allocation payment in the amount of $25,458.00 related to Schroll’s Employee Stock Ownership Plan participation.+

•	A one-time future and accrued medical reimbursement payment of $1,500.00.+

•	A one-time payment in the amount of $6,304.00 representing eighty-eight (88) aggregate hours of paid leave time.+

•	A one-time payment in the amount of $7,048.00 representing Section 401(k) aggregate payment allocations.+

•	All amounts submitted by Schroll pursuant to his monthly expense reimbursement requests.+

•	A one-time payment in the amount of $75,000.00 to be applied by Schroll (at his discretion) to amounts owed to him for both outstanding attorneys fees and one (1) vesting period pursuant to Bancorp’s 2003 Recognition and Retention Plan (“RRP”). *

•	A one-time payment in the amount of $8,890.00 to be applied by Schroll for one (1) vesting period pursuant to Bancorp’s 2003 Stock Option and Incentive Plan (“SOP”).+

•	A one-time payment in the amount of $64,941.67 for one (1) RRP vesting period. [Assumes $14.27/share redemption price]*

Except as otherwise indicated, Bancorp and/or Bank will make the payments referenced above within 10 days of the date hereof.

B.	To execute all documents necessary in order to effectuate the terms of this Agreement.

3.	Release. The Parties agree to a mutual release as follows:

A.	In consideration of the execution of this Agreement and the full, final and complete resolution of the Dispute, Schroll, on behalf of himself and any other persons or entities claiming under or through him, hereby releases, discharges and acquits Bancorp and/or Bank and its respective current and former agents, servants, officers, directors, shareholders, employees, owners, officials, subsidiaries, affiliates, attorneys, successors, predecessors, heirs, personal representatives and assigns from all causes of action, suits, claims, debts, judgments, executions, damages, demands, and rights whatsoever, in law, in equity or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, which Schroll ever had or claimed to have or now has or claims to have against Bancorp and/or Bank, including, but not limited to any cause of action related or relating to a breach of any express and/or implied contract or tort, arising under the common law, any federal, state or local statute of ordinance, including, but not limited to, Title VII

*Ongoing Obligation(s) To Be Performed by either Bank and/or Bancorp, as the case may be.

+Bank and/or Bancorp, as the case may be, has completed Obligation(s).

of the Civil Rights Act of 1964, as amended (42 U.S.C. §2000 et seq.), the Age Discrimination in Employment Act, as amended (29 U.S.C. §621 et seq.), the Elliott-Larson Civil Rights Act (MCL 37.2101 et seq.), the Americans with Disabilities Act (42 U.S.C. §12101 et seq.), the Equal Pay Act (29 U.S.C. §206 et seq.), the Family and Medical Leave Act (29 U.S.C. §2601 et seq.), the Fair Labor Standards Act of 1938 (29 U.S.C. §201 et seq.) and any other federal, state or local law dealing with payment of wages, minimum wage, overtime or equal pay, the COBRA, the Employee Retirement Income Security Act of 1974, as amended (29 U.S.C §1001 et seq.), and any and all actions, charges, complaints or allegations which have been or could in the future be filed with the Michigan Department of Civil Rights, the Michigan Department of Labor, the United States Equal Employment Opportunity Commission, the National Labor Relations Board, and any other local, state or federal administrative agency, which arise out of, or are connected with, in any way, the Employment Agreement, any unvested rights under the Monarch Community Bancorp, Inc. Amended and Restated 2003 Stock Option Plan, and any related agreements, and any unvested rights under the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan, and any related agreements or which otherwise arise out of, or are connected with, in any way, the employment or the termination of employment of Schroll by Bank or Bancorp, or any relationship between Schroll and Bank and/or Bancorp based upon any events occurring up to and including the date of execution of this Agreement. Provided however this release shall not affect any future or ongoing duties, responsibilities and/or payments either due and/or owing to Schroll by either Bank or Bancorp pursuant to the specifically enumerated sections of the Employment Agreement referenced herein, this Agreement or otherwise, all of which shall survive the execution and delivery of this Agreement.

B.	In consideration of the execution of this Agreement and the full, final and complete resolution of the Dispute, Bancorp and/or Bank, on behalf of itself and any other persons or entities claiming under or through it, hereby releases, discharges and acquits Schroll, his attorneys, successors, predecessors, heirs, personal representatives and assigns from all causes of action, suits, claims, debts, judgments, executions, damages, demands, and rights whatsoever, in law, in equity or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, which Bancorp and/or Bank ever had or claimed to have or now has or claims to have against Schroll, including, but not limited to any cause of action related or relating to a breach of any express and/or implied contract.

C.	The Parties agree that the mutual releases set forth in this Agreement shall not affect either Bank’s or Schroll’s obligations, duties and responsibilities

(as the case may be) in respect of the following retirement interests/plans that Bank maintains/administers either for or on behalf of Schroll:

(i)	Schroll’s Employee Stock Ownership Plan (“ESOP”);

(ii)	Schroll’s 401(k) Retirement Plan;

(iii)	Schroll’s Deferred Compensation Plan; and

(iv)	Schroll’s Pension Plan.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
10.1	Settlement Agreement and Mutual Release dated December 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.

Dated: December 15, 2004	/s/ Donald L. Denney

Donald L. Denney
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
10.1	Settlement Agreement and Mutual Release dated December 9, 2004.